Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2016

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 35 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three months ended
	September 30,	June 30,	September 30,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2016	2015	2Q16	3Q15
Net interest income (3)	$635,988	$515,972	$503,623	23%	26%
FTE adjustment	(10,598)	(10,091)	(8,168)	5	30
Net interest income	625,390	505,881	495,455	24	26
Provision for credit losses	63,805	24,509	22,476	160	184
Noninterest income	302,415	271,112	253,119	12	19
Noninterest expense	712,247	523,661	526,508	36	35
Income before income taxes	151,753	228,823	199,590	(34)	(24)
Provision for income taxes	24,749	54,283	47,002	(54)	(47)
Net income	127,004	174,540	152,588	(27)	(17)
Dividends on preferred shares	18,537	19,874	7,968	(7)	133
Net income applicable to common shares	$108,467	$154,666	$144,620	(30)%	(25)%

Net income per common share - diluted	$0.11	$0.19	$0.18	(42)%	(39)%
Cash dividends declared per common share	0.07	0.07	0.06	—	17
Tangible book value per common share at end of period	6.48	7.29	6.88	(11)	(6)
Number of common shares repurchased	—	—	6,764	—	—
Average common shares - basic	938,578	798,167	800,883	18	17
Average common shares - diluted	952,081	810,371	814,326	17	17
Ending common shares outstanding	1,084,783	799,154	796,659	36	36
Return on average assets	0.58%	0.96%	0.87%
Return on average common shareholders’ equity	5.4	9.6	9.3
Return on average tangible common shareholders’ equity(2)	7.0	11.0	10.7
Net interest margin(3)	3.18	3.06	3.16
Efficiency ratio(4)	75.0	66.1	69.1
Effective tax rate	16.3	23.7	23.5
Average total assets (millions)	$86,898	$73,123	$69,281	19	25
Average earning assets (millions)	79,687	67,863	63,323	17	26
Average loans and leases (millions)	60,722	51,932	49,046	17	24
Average loans and leases - linked quarter annualized growth rate	67.7%	10.4%	9.6%
Average total deposits (millions)	$66,502	$55,414	$54,379	20	22
Average core deposits(5) (millions)	62,022	51,895	50,891	20	22
Average core deposits - linked quarter annualized growth rate	78.1%	4.1%	13.8%
Average shareholders’ equity (millions)	$8,994	$7,362	$6,573	22	37
Average common total shareholders' equity (millions)	7,972	6,465	6,186	23	29
Average tangible common shareholders' equity (millions)	6,509	5,756	5,469	13	19
Total assets at end of period (millions)	100,765	73,954	70,186	36	44
Total shareholders’ equity at end of period (millions)	10,387	7,507	6,583	38	58

NCOs as a % of average loans and leases	0.26%	0.13%	0.13%
NAL ratio	0.61	0.88	0.72
NPA ratio(6)	0.72	0.93	0.77
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	0.93	1.19	1.19
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.06	1.33	1.32
ACL as a % of NALs	174	151	184
ACL as a % of NPAs	148	142	172
Common equity tier 1 risk-based capital ratio(7)	9.09	9.80	9.72
Tangible common equity / tangible asset ratio(8)	7.14	7.96	7.89
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2016	2015	Amount	Percent
Net interest income(3)	$1,664,185	$1,477,516	$186,669	13%
FTE adjustment	(29,848)	(23,690)	(6,158)	26
Net interest income	1,634,337	1,453,826	180,511	12
Provision for credit losses	115,896	63,486	52,410	83
Noninterest income	815,394	766,515	48,879	6
Noninterest expense	1,726,988	1,477,142	249,846	17
Income before income taxes	606,847	679,713	(72,866)	(11)
Provision for income taxes	133,989	165,065	(31,076)	(19)
Net Income	472,858	514,648	(41,790)	(8)
Dividends on preferred shares	46,409	23,901	22,508	94
Net income applicable to common shares	$426,449	$490,747	$(64,298)	(13)%

Net income per common share - diluted	$0.50	$0.60	$(0.10)	(17)%
Cash dividends declared per common share	0.21	0.18	0.03	17

Average common shares - basic	844,167	805,851	38,316	5
Average common shares - diluted	856,934	819,458	37,476	5

Return on average assets	0.82%	1.01%
Return on average common shareholders’ equity	8.2	10.7
Return on average tangible common shareholders’ equity(2)	9.8	12.4
Net interest margin(3)	3.12	3.17
Efficiency ratio(4)	69.0	64.8
Effective tax rate	22.1	24.3

Average total assets (millions)	$77,241	$67,805	$9,436	14
Average earning assets (millions)	71,292	62,369	8,923	14
Average loans and leases (millions)	54,447	48,245	6,202	13
Average total deposits (millions)	58,993	53,057	5,936	11
Average core deposits(5) (millions)	55,119	49,627	5,492	11
Average shareholders’ equity (millions)	7,708	6,502	1,206	19
Average common total shareholders' equity (millions)	6,924	6,116	808	13
Average tangible common shareholders' equity (millions)	5,961	5,446	515	9

NCOs as a % of average loans and leases	0.16%	0.18%
NAL ratio	0.61	0.72
NPA ratio(6)	0.72	0.77
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	September 30, 2016, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in thousands, except number of shares)	2016	2015	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,661,939	$847,156	96%
Interest-bearing deposits in banks	51,113	51,838	(1)
Trading account securities	36,071	36,997	(3)
Loans held for sale	3,414,497	474,621	619
Available-for-sale and other securities	16,470,374	8,775,441	88
Held-to-maturity securities	5,301,387	6,159,590	(14)
Loans and leases(1)	66,304,466	50,341,099	32
Allowance for loan and lease losses	(616,898)	(597,843)	3
Net loans and leases	65,687,568	49,743,256	32
Bank owned life insurance	2,422,692	1,757,668	38
Premises and equipment	828,440	620,540	34
Goodwill	2,004,348	676,869	196
Other intangible assets	428,774	54,978	680
Servicing rights	180,938	189,237	(4)
Accrued income and other assets	2,277,271	1,630,110	40
Total assets	$100,765,412	$71,018,301	42%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$77,405,096	$55,294,979	40%
Short-term borrowings	2,148,118	615,279	249
Long-term debt	8,998,571	7,041,364	28
Accrued expenses and other liabilities	1,826,862	1,472,073	24
Total liabilities	90,378,647	64,423,695	40

Shareholders' equity
Preferred stock	1,071,227	386,291	177
Common stock	10,877	7,970	36
Capital surplus	9,863,149	7,038,502	40
Less treasury shares, at cost	(26,933)	(17,932)	50
Accumulated other comprehensive loss	(172,175)	(226,158)	(24)
Retained (deficit) earnings	(359,380)	(594,067)	(40)
Total shareholders’ equity	10,386,765	6,594,606	58
Total liabilities and shareholders’ equity	$100,765,412	$71,018,301	42%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,087,731,489	796,969,694
Common shares outstanding	1,084,782,727	794,928,886
Treasury shares outstanding	2,948,762	2,040,808
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,702,571	1,967,071
Preferred shares outstanding	1,098,006	398,006

(1)	See pages 5-6 for detail of loans and leases.

(2)	See page 7 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2016		2016		2016		2015		2015

Ending Balances by Type:
Originated loans
Commercial:
Commercial and industrial	$21,025	41%	$21,372	41%	$21,254	41%	$20,560	41%	$20,040	40%
Commercial real estate:
Construction	934	2	856	2	939	2	1,031	2	1,110	2
Commercial	4,569	8	4,466	7	4,343	8	4,237	8	4,294	9
Commercial real estate	5,503	10	5,322	9	5,282	10	5,268	10	5,404	11
Total commercial	26,528	51	26,694	50	26,536	51	25,828	51	25,444	51
Consumer:
Automobile	9,283	18	10,381	20	9,920	19	9,481	19	9,160	19
Home equity	8,626	17	8,447	17	8,422	17	8,471	17	8,461	17
Residential mortgage	6,591	13	6,377	12	6,082	12	5,998	12	6,071	12
RV and marine finance	78	—	—	—	—	—	—	—	—	—
Other consumer	718	1	644	1	579	1	563	1	520	1
Total consumer	25,296	49	25,849	50	25,003	49	24,513	49	24,212	49
Total originated loans and leases	$51,824	100%	$52,543	100%	$51,539	100%	$50,341	100%	$49,656	100%

Acquired loans (1)
Commercial:
Commercial and industrial	$6,643	46%
Commercial real estate:
Construction	480	3
Commercial	1,273	10
Commercial real estate	1,753	13
Total commercial	8,396	59
Consumer:
Automobile	1,508	10
Home equity	1,494	10
Residential mortgage	1,074	7
RV and marine finance	1,762	12
Other consumer	246	2
Total consumer	6,084	41
Total acquired loans and leases	$14,480	100%

Total loans
Commercial:
Commercial and industrial	$27,668	42%	$21,372	41%	$21,254	41%	$20,560	41%	$20,040	40%
Commercial real estate:
Construction	1,414	2	856	2	939	2	1,031	2	1,110	2
Commercial	5,842	9	4,466	7	4,343	8	4,237	8	4,294	9
Commercial real estate	7,256	11	5,322	9	5,282	10	5,268	10	5,404	11
Total commercial	34,924	53	26,694	50	26,536	51	25,828	51	25,444	51
Consumer:
Automobile	10,791	16	10,381	20	9,920	19	9,481	19	9,160	19
Home equity	10,120	15	8,447	17	8,422	17	8,471	17	8,461	17
Residential mortgage	7,665	12	6,377	12	6,082	12	5,998	12	6,071	12
RV and marine finance	1,840	3	—	—	—	—	—	—	—	—
Other consumer	964	1	644	1	579	1	563	1	520	1
Total consumer	31,380	47	25,849	50	25,003	49	24,513	49	24,212	49
Total loans and leases	$66,304	100%	$52,543	100%	$51,539	100%	$50,341	100%	$49,656	100%

(1)	Represents loans from FirstMerit acquisition.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
	2016		2016		2016		2015		2015
Ending Balances by Business Segment:
Retail and Business Banking	$17,658	27%	$13,811	26%	$13,637	26%	$13,681	27%	$13,648	28%
Commercial Banking	19,151	29	14,202	27	14,073	27	13,409	27	13,144	26
AFCRE	22,043	33	17,800	34	17,412	34	16,864	33	16,411	33
RBHPCG	4,618	7	4,024	8	3,876	8	3,021	6	2,992	6
Home Lending	2,768	4	2,659	5	2,552	5	3,366	7	3,437	7
Treasury / Other	66	—	47	—	(11)	—	—	—	24	—
Total loans and leases	$66,304	100%	$52,543	100%	$51,539	100%	$50,341	100%	$49,656	100%

Average Balances by Business Segment:
Retail and Business Banking	$15,731	26%	$13,730	26%	$13,619	27%	$13,686	28%	$13,704	28%
Commercial Banking	17,159	28	14,033	27	13,499	27	13,132	26	12,937	26
AFCRE	20,699	34	17,554	34	17,023	34	16,494	33	15,895	33
RBHPCG	4,318	8	3,934	8	3,852	7	2,990	6	2,979	6
Home Lending	2,702	4	2,583	5	2,533	5	3,434	7	3,438	7
Treasury / Other	113	—	98	—	92	—	91	—	93	—
Total loans and leases	$60,722	100%	$51,932	100%	$50,618	100%	$49,827	100%	$49,046	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2016		2016		2016		2015		2015

Ending Balances by Type:
Demand deposits - noninterest-bearing	$23,426	30%	$16,324	30%	$16,571	30%	$16,480	30%	$16,935	31%
Demand deposits - interest-bearing	15,730	20	8,412	15	8,174	15	7,682	14	6,574	12
Money market deposits	18,604	24	19,480	34	19,844	35	19,792	36	19,494	36
Savings and other domestic deposits	12,418	16	5,341	10	5,423	10	5,246	9	5,189	10
Core certificates of deposit	2,724	4	1,866	4	2,123	4	2,382	4	2,483	5
Total core deposits	72,902	94	51,423	93	52,135	94	51,582	93	50,675	94
Other domestic deposits of $250,000 or more	391	1	380	1	424	1	501	1	263	—
Brokered deposits and negotiable CDs	3,972	5	3,017	6	2,890	5	2,944	5	2,904	5
Deposits in foreign offices	140	—	223	—	180	—	268	1	403	1
Total deposits	$77,405	100%	$55,043	100%	$55,629	100%	$55,295	100%	$54,245	100%
Total core deposits:
Commercial	$32,936	45%	$24,308	47%	$24,543	47%	$24,474	47%	$24,886	49%
Consumer	39,966	55	27,115	53	27,592	53	27,108	53	25,789	51
Total core deposits	$72,902	100%	$51,423	100%	$52,135	100%	$51,582	100%	$50,675	100%

Ending Balances by Business Segment:
Retail and Business Banking	$45,082	58%	$31,287	57%	$31,502	57%	$30,964	56%	$30,055	55%
Commercial Banking	16,434	21	10,353	19	11,258	20	11,499	21	11,898	22
AFCRE	1,772	2	1,693	3	1,608	3	1,649	3	1,524	3
RBHPCG	8,705	11	7,970	14	7,690	14	7,530	14	7,227	13
Home Lending	500	1	335	1	334	1	362	—	305	1
Treasury / Other(1)	4,912	7	3,405	6	3,237	5	3,291	6	3,236	6
Total deposits	$77,405	100%	$55,043	100%	$55,629	100%	$55,295	100%	$54,245	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
	2016		2016		2016		2015		2015
Average Balances by Business Segment:
Retail and Business Banking	$38,076	57%	$31,484	57%	$30,985	56%	$30,622	55%	$30,213	56%
Commercial Banking	13,664	21	10,769	19	11,375	20	11,831	21	11,647	21
AFCRE	1,704	3	1,656	3	1,629	3	1,629	3	1,495	3
RBHPCG	8,326	13	7,876	14	7,480	14	7,706	14	7,550	14
Home Lending	447	1	386	1	316	1	349	1	342	1
Treasury / Other(1)	4,285	5	3,243	6	3,194	6	3,201	6	3,132	5
Total deposits	$66,502	100%	$55,414	100%	$54,979	100%	$55,338	100%	$54,379	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2016	2016	2016	2015	2015	2Q16	3Q15
Assets
Interest-bearing deposits in banks	$95	$99	$98	$89	$89	(4)%	7%
Loans held for sale	695	571	433	502	464	22	50
Securities:
Available-for-sale and other securities:
Taxable	9,785	6,904	6,633	8,099	8,310	42	18
Tax-exempt	2,854	2,510	2,358	2,257	2,136	14	34
Total available-for-sale and other securities	12,639	9,414	8,991	10,356	10,446	34	21
Trading account securities	49	41	40	39	52	20	(6)
Held-to-maturity securities - taxable	5,487	5,806	6,054	4,148	3,226	(5)	70
Total securities	18,175	15,261	15,085	14,543	13,724	19	32
Loans and leases:(1)
Commercial:
Commercial and industrial	24,957	21,344	20,649	20,186	19,802	17	26
Commercial real estate:
Construction	1,132	881	923	1,108	1,101	28	3
Commercial	5,227	4,345	4,283	4,158	4,193	20	25
Commercial real estate	6,359	5,226	5,206	5,266	5,294	22	20
Total commercial	31,316	26,570	25,855	25,452	25,096	18	25
Consumer:
Automobile	11,402	10,146	9,730	9,286	8,879	12	28
Home equity	9,260	8,416	8,441	8,463	8,526	10	9
Residential mortgage	7,008	6,187	6,018	6,079	6,048	13	16
RV and marine finance	915	—	—	—	—	N.R.	N.R.
Other consumer	821	613	574	547	497	34	65
Total consumer	29,406	25,362	24,763	24,375	23,950	16	23
Total loans and leases	60,722	51,932	50,618	49,827	49,046	17	24
Allowance for loan and lease losses	(623)	(616)	(604)	(595)	(609)	1	2
Net loans and leases	60,099	51,316	50,014	49,232	48,437	17	24
Total earning assets	79,687	67,863	66,234	64,961	63,323	17	26
Cash and due from banks	1,325	1,001	1,013	1,468	1,555	32	(15)
Intangible assets	1,547	726	730	734	739	113	109
All other assets	4,962	4,149	4,223	4,233	4,273	20	16
Total assets	$86,898	$73,123	$71,596	$70,801	$69,281	19%	25%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$20,033	$16,507	$16,334	$17,174	$17,017	21%	18%
Demand deposits - interest-bearing	12,362	8,445	7,776	6,923	6,604	46	87
Total demand deposits	32,395	24,952	24,110	24,097	23,621	30	37
Money market deposits	18,453	19,534	19,682	19,843	19,512	(6)	(5)
Savings and other domestic deposits	8,889	5,402	5,306	5,215	5,224	65	70
Core certificates of deposit	2,285	2,007	2,265	2,430	2,534	14	(10)
Total core deposits	62,022	51,895	51,363	51,585	50,891	20	22
Other domestic deposits of $250,000 or more	382	402	455	426	217	(5)	76
Brokered deposits and negotiable CDs	3,904	2,909	2,897	2,929	2,779	34	40
Deposits in foreign offices	194	208	264	398	492	(7)	(61)
Total deposits	66,502	55,414	54,979	55,338	54,379	20	22
Short-term borrowings	1,306	1,032	1,145	524	844	27	55
Long-term debt	8,488	7,899	7,202	6,788	6,043	7	40
Total interest-bearing liabilities	56,263	47,838	46,992	45,476	44,249	18	27
All other liabilities	1,608	1,416	1,515	1,515	1,442	14	12
Shareholders’ equity	8,994	7,362	6,755	6,636	6,573	22	37
Total liabilities and shareholders’ equity	$86,898	$73,123	$71,596	$70,801	$69,281	19%	25%
N.R. Not relevant.

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2016	2016	2016	2015	2015
Assets
Interest-bearing deposits in banks	$152	$63	$51	$17	$13
Loans held for sale	6,135	5,546	4,322	5,324	4,422
Securities:
Available-for-sale and other securities:
Taxable	57,572	40,992	39,614	50,582	52,141
Tax-exempt	21,474	21,223	20,030	17,803	16,671
Total available-for-sale and other securities	79,046	62,215	59,644	68,385	68,812
Trading account securities	71	101	50	106	128
Held-to-maturity securities - taxable	33,098	35,420	36,789	25,394	19,812
Total securities	112,215	97,736	96,483	93,885	88,752
Loans and leases:
Commercial:
Commercial and industrial	234,853	188,375	183,930	179,233	180,997
Commercial real estate:
Construction	10,866	8,231	8,198	9,752	9,917
Commercial	47,353	36,763	38,820	35,215	36,785
Commercial real estate	58,219	44,994	47,018	44,967	46,702
Total commercial	293,072	233,369	230,948	224,200	227,699
Consumer:
Automobile	96,585	79,574	76,717	75,323	72,341
Home equity	98,014	87,279	88,072	85,491	86,254
Residential mortgage	63,217	56,509	55,510	55,702	56,048
RV and marine finance	13,102	—	—	—	—
Other consumer	22,452	15,673	14,307	12,636	11,116
Total consumer	293,370	239,035	234,606	229,152	225,759
Total loans and leases	586,442	472,404	465,554	453,352	453,458
Total earning assets	$704,944	$575,749	$566,410	$552,578	$546,645

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	3,430	1,939	1,679	1,390	1,211
Total demand deposits	3,430	1,939	1,679	1,390	1,211
Money market deposits	10,945	11,676	11,768	11,545	11,200
Savings and other domestic deposits	4,604	1,442	1,660	1,811	1,840
Core certificates of deposit	2,469	3,938	4,623	5,068	5,135
Total core deposits	21,448	18,995	19,730	19,814	19,386
Other domestic deposits of $250,000 or more	386	399	460	433	237
Brokered deposits and negotiable CDs	4,336	2,861	2,742	1,399	1,178
Deposits in foreign offices	63	68	86	132	163
Total deposits	26,233	22,323	23,018	21,778	20,964
Short-term borrowings	959	913	898	119	192
Long-term debt	41,764	36,541	30,269	25,345	21,866
Total interest bearing liabilities	68,956	59,777	54,185	47,242	43,022
Net interest income	$635,988	$515,972	$512,225	$505,336	$503,623

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 11 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis(1)	2016	2016	2016	2015	2015
Assets
Interest-bearing deposits in banks	0.64%	0.25%	0.21%	0.08%	0.06%
Loans held for sale	3.53	3.89	3.99	4.24	3.81
Securities:
Available-for-sale and other securities:
Taxable	2.35	2.37	2.39	2.50	2.51
Tax-exempt	3.01	3.38	3.40	3.15	3.12
Total available-for-sale and other securities	2.50	2.64	2.65	2.64	2.63
Trading account securities	0.58	0.98	0.50	1.09	0.97
Held-to-maturity securities - taxable	2.41	2.44	2.43	2.45	2.46
Total securities	2.47	2.56	2.56	2.58	2.59
Loans and leases:(3)
Commercial:
Commercial and industrial	3.68	3.49	3.52	3.47	3.58
Commercial real estate:
Construction	3.76	3.70	3.51	3.45	3.52
Commercial	3.54	3.35	3.59	3.31	3.43
Commercial real estate	3.58	3.41	3.57	3.34	3.45
Total commercial	3.66	3.47	3.53	3.45	3.55
Consumer:
Automobile	3.37	3.15	3.17	3.22	3.23
Home equity	4.21	4.17	4.20	4.01	4.01
Residential mortgage	3.61	3.65	3.69	3.67	3.71
RV and marine finance	5.70	—	—	—	—
Other consumer	10.89	10.28	10.02	9.17	8.88
Total consumer	3.97	3.79	3.81	3.74	3.75
Total loans and leases	3.81	3.63	3.67	3.59	3.65
Total earning assets	3.52	3.41	3.44	3.37	3.42
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.11	0.09	0.09	0.08	0.07
Total demand deposits	0.04	0.03	0.03	0.02	0.02
Money market deposits	0.24	0.24	0.24	0.23	0.23
Savings and other domestic deposits	0.21	0.11	0.13	0.14	0.14
Core certificates of deposit	0.43	0.79	0.82	0.83	0.80
Total core deposits	0.20	0.22	0.23	0.23	0.23
Other domestic deposits of $250,000 or more	0.40	0.40	0.41	0.40	0.43
Brokered deposits and negotiable CDs	0.44	0.40	0.38	0.19	0.17
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13
Total deposits	0.22	0.23	0.24	0.23	0.22
Short-term borrowings	0.29	0.36	0.32	0.09	0.09
Long-term debt	1.97	1.85	1.68	1.49	1.45
Total interest-bearing liabilities	0.49	0.50	0.46	0.41	0.39
Net interest rate spread	3.03	2.91	2.98	2.96	3.03
Impact of noninterest-bearing funds on margin	0.15	0.15	0.13	0.13	0.13
Net interest margin	3.18%	3.06%	3.11%	3.09%	3.16%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2016	2016	2016	2015	2015
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	3.62%	3.40%	3.44%	3.27%	3.36%
Impact of commercial loan derivatives	0.04	0.07	0.09	0.18	0.19
Total commercial - as reported	3.66%	3.47%	3.53%	3.45%	3.55%

Average 30 day LIBOR	0.51%	0.44%	0.43%	0.25%	0.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 11 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands, except per share amounts)	2016	2016	2016	2015	2015
Interest income	$694,346	$565,658	$557,251	$544,153	$538,477
Interest expense	68,956	59,777	54,185	47,242	43,022
Net interest income	625,390	505,881	503,066	496,911	495,455
Provision for credit losses	63,805	24,509	27,582	36,468	22,476
Net interest income after provision for credit losses	561,585	481,372	475,484	460,443	472,979
Service charges on deposit accounts	86,847	75,613	70,262	72,854	75,157
Cards and payment processing income	44,320	39,184	36,447	37,594	36,664
Mortgage banking income	40,603	31,591	18,543	31,418	18,956
Trust services	28,923	22,497	22,838	25,272	24,972
Insurance income	15,865	15,947	16,225	15,528	16,204
Brokerage income	14,719	14,599	15,502	14,462	15,059
Capital markets fees	14,750	13,037	13,010	13,778	12,741
Bank owned life insurance income	14,452	12,536	13,513	13,441	12,719
Gain on sale of loans	7,506	9,265	5,395	10,122	5,873
Securities gains (losses)	1,031	656	—	474	188
Other income	33,399	36,187	30,132	37,272	34,586
Total noninterest income	302,415	271,112	241,867	272,215	253,119
Personnel costs	405,024	298,949	285,397	288,861	286,270
Outside data processing and other services	91,133	63,037	61,878	63,775	58,535
Equipment	40,792	31,805	32,576	31,711	31,303
Net occupancy	41,460	30,704	31,476	32,939	29,061
Marketing	14,438	14,773	12,268	12,035	12,179
Professional services	47,075	21,488	13,538	13,010	11,961
Deposit and other insurance expense	14,940	12,187	11,208	11,105	11,550
Amortization of intangibles	9,046	3,600	3,712	3,788	3,913
Other expense	48,339	47,118	39,027	41,542	81,736
Total noninterest expense	712,247	523,661	491,080	498,766	526,508
Income before income taxes	151,753	228,823	226,271	233,892	199,590
Provision for income taxes	24,749	54,283	54,957	55,583	47,002
Net income	127,004	174,540	171,314	178,309	152,588
Dividends on preferred shares	18,537	19,874	7,998	7,972	7,968
Net income applicable to common shares	$108,467	$154,666	$163,316	$170,337	$144,620

Average common shares - basic	938,578	798,167	795,755	796,095	800,883
Average common shares - diluted	952,081	810,371	808,349	810,143	814,326

Per common share
Net income - basic	$0.12	$0.19	$0.21	$0.21	$0.18
Net income - diluted	0.11	0.19	0.20	0.21	0.18
Cash dividends declared	0.07	0.07	0.07	0.07	0.06

Revenue - fully-taxable equivalent (FTE)
Net interest income	$625,390	$505,881	$503,066	$496,911	$495,455
FTE adjustment	10,598	10,091	9,159	8,425	8,168
Net interest income(2)	635,988	515,972	512,225	505,336	503,623
Noninterest income	302,415	271,112	241,867	272,215	253,119
Total revenue(2)	$938,403	$787,084	$754,092	$777,551	$756,742

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2016	2016	2016	2015	2015	2Q16	3Q15
Mortgage banking income
Origination and secondary marketing	$32,741	$26,862	$18,533	$23,885	$20,005	22%	64%
Servicing fees	11,656	11,010	11,137	11,060	10,763	6	8
Amortization of capitalized servicing	(7,681)	(6,673)	(6,405)	(6,655)	(6,080)	15	26
Other mortgage banking income	2,790	2,323	1,672	2,271	2,691	20	4
Subtotal	39,506	33,522	24,937	30,561	27,379	18	44
MSR valuation adjustment(1)	2,505	(8,300)	(18,329)	5,144	(14,113)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(1,408)	6,369	11,935	(4,287)	5,690	N.R.	N.R.
Total mortgage banking income	$40,603	$31,591	$18,543	$31,418	$18,956	29	114
Mortgage originations (in millions)	$1,744	$1,600	$936	$1,012	$1,259	9	39
Capitalized mortgage servicing rights(2)	156,820	134,397	142,094	160,718	153,532	17	2
Total mortgages serviced for others (in millions)(2)	18,631	16,211	16,239	16,168	15,941	15	17
MSR % of investor servicing portfolio(2)	0.84%	0.83%	0.88%	0.99%	0.96%	1	(13)
Net impact of MSR hedging
MSR valuation adjustment(1)	$2,505	$(8,300)	$(18,329)	$5,144	$(14,113)	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	(1,408)	6,369	11,935	(4,287)	5,690	N.R.	N.R.
Net gain (loss) of MSR hedging	$1,097	$(1,931)	$(6,394)	$857	$(8,423)	N.R.	N.R.

N.R.	Not relevant.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2016	2016	2016	2015	2015
Allowance for loan and lease losses, beginning of period	$623,064	$613,719	$597,843	$591,938	$599,542
Loan and lease losses	(59,268)	(43,545)	(59,692)	(54,961)	(60,875)
Recoveries of loans previously charged off	19,203	26,790	51,140	33,138	44,712
Net loan and lease losses	(40,065)	(16,755)	(8,552)	(21,823)	(16,163)
Provision for loan and lease losses	53,523	26,086	24,338	28,610	13,624
Allowance of assets sold or transferred to loans held for sale	(19,624)	14	90	(882)	(5,065)
Allowance for loan and lease losses, end of period	616,898	623,064	613,719	597,843	591,938
Allowance for unfunded loan commitments and letters of credit, beginning of period	73,748	75,325	72,081	64,223	55,371
Provision for (reduction in) unfunded loan commitments and letters of credit losses	10,282	(1,577)	3,244	7,858	8,852
Fair value of acquired AULC	4,403	—	—	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	88,433	73,748	75,325	72,081	64,223
Total allowance for credit losses, end of period	$705,331	$696,812	$689,044	$669,924	$656,161
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.93%	1.19%	1.19%	1.19%	1.19%
Nonaccrual loans and leases (NALs)	153	135	123	161	166
Nonperforming assets (NPAs)	130	127	117	150	155
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.06%	1.33%	1.34%	1.33%	1.32%
Nonaccrual loans and leases	174	151	138	180	184
Nonperforming assets	148	142	131	168	172

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2016 (2)	2016	2016	2015	2015
Net charge-offs (recoveries) by loan and lease type:
Originated loans
Commercial:
Commercial and industrial	$18,889	$3,702	$6,514	$2,252	$9,858
Commercial real estate:
Construction	(271)	(377)	(104)	(296)	(309)
Commercial	(2,475)	(296)	(17,372)	(3,939)	(13,512)
Commercial real estate	(2,746)	(673)	(17,476)	(4,235)	(13,821)
Total commercial	16,143	3,029	(10,962)	(1,983)	(3,963)
Consumer:
Automobile	6,589	4,320	6,770	7,693	4,908
Home equity	2,141	1,078	3,681	4,706	5,869
Residential mortgage	1,726	776	1,647	3,158	2,010
RV and marine finance	—	—	—	—	—
Other consumer	11,265	7,552	7,416	8,249	7,339
Total consumer	21,721	13,726	19,514	23,806	20,126
Total originated net charge-offs	$37,864	$16,755	$8,552	$21,823	$16,163

Acquired loans (1)
Commercial:
Commercial and industrial	$336
Commercial real estate:
Construction	—
Commercial	48
Commercial real estate	48
Total commercial	384
Consumer:
Automobile	1,180
Home equity	483
Residential mortgage	2
RV and marine finance	106
Other consumer	46
Total consumer	1,817
Total acquired net charge-offs	$2,201

Total Loans
Commercial:
Commercial and industrial	$19,225	$3,702	$6,514	$2,252	$9,858
Commercial real estate:
Construction	(271)	(377)	(104)	(296)	(309)
Commercial	(2,427)	(296)	(17,372)	(3,939)	(13,512)
Commercial real estate	(2,698)	(673)	(17,476)	(4,235)	(13,821)
Total commercial	16,527	3,029	(10,962)	(1,983)	(3,963)
Consumer:
Automobile	7,769	4,320	6,770	7,693	4,908
Home equity	2,624	1,078	3,681	4,706	5,869
Residential mortgage	1,728	776	1,647	3,158	2,010
RV and marine finance	106	—	—	—	—
Other consumer	11,311	7,552	7,416	8,249	7,339
Total consumer	23,538	13,726	19,514	23,806	20,126
Total net charge-offs	$40,065	$16,755	$8,552	$21,823	$16,163

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2016 (2)	2016	2016	2015	2015
Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.31%	0.07%	0.13%	0.04%	0.20%
Commercial real estate:
Construction	(0.10)	(0.17)	(0.05)	(0.11)	(0.11)
Commercial	(0.19)	(0.03)	(1.62)	(0.38)	(1.29)
Commercial real estate	(0.17)	(0.05)	(1.34)	(0.32)	(1.04)
Total commercial	0.21	0.05	(0.17)	(0.03)	(0.06)
Consumer:
Automobile	0.27	0.17	0.28	0.33	0.22
Home equity	0.11	0.05	0.17	0.22	0.28
Residential mortgage	0.10	0.05	0.11	0.21	0.13
RV and marine finance	0.05	—	—	—	—
Other consumer	5.52	4.93	5.17	6.03	5.91
Total consumer	0.32	0.22	0.32	0.39	0.34
Net charge-offs as a % of average loans	0.26%	0.13%	0.07%	0.18%	0.13%

(1)	Represents loans from FirstMerit acquisition.

(2)	Amounts presented above exclude write-downs of loans transferred to loans held-for-sale.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2016	2016	2016	2015	2015
Nonaccrual loans and leases (NALs): (1)
Originated NALs
Commercial and industrial	$211,669	$289,811	$307,824	$175,195	$157,902
Commercial real estate	19,322	23,663	30,801	28,984	27,516
Automobile	4,578	5,049	7,598	6,564	5,551
Residential mortgage	83,916	85,174	90,303	94,560	98,908
RV and marine finance	—	—	—	—	—
Home equity	62,457	56,845	62,208	66,278	66,446
Other consumer	—	5	—	—	154
Total nonaccrual loans and leases	381,942	460,547	498,734	371,581	356,477
Other real estate, net:
Residential	25,912	26,653	23,175	24,194	21,637
Commercial	3,549	2,248	2,957	3,148	3,273
Total other real estate, net	29,461	28,901	26,132	27,342	24,910
Other NPAs (2)	—	376	—	—	—
Total nonperforming assets	$411,403	$489,824	$524,866	$398,923	$381,387

Acquired NALs (5)
Commercial and industrial	$9,193
Commercial real estate	1,978
Automobile	199
Residential mortgage	4,239
RV and marine finance	96
Home equity	6,587
Other consumer	—
Total nonaccrual loans and leases	22,292
Other real estate, net:
Residential	8,509
Commercial	33,366
Total other real estate, net	41,875
Other NPAs (2)	—
Total nonperforming assets	$41,875

Total NALs
Commercial and industrial	$220,862	$289,811	$307,824	$175,195	$157,902
Commercial real estate	21,300	23,663	30,801	28,984	27,516
Automobile	4,777	5,049	7,598	6,564	5,551
Residential mortgage	88,155	85,174	90,303	94,560	98,908
RV and marine finance	96	—	—	—	—
Home equity	69,044	56,845	62,208	66,278	66,446
Other consumer	—	5	—	—	154
Total nonaccrual loans and leases	404,234	460,547	498,734	371,581	356,477
Other real estate, net:
Residential	34,421	26,653	23,175	24,194	21,637
Commercial	36,915	2,248	2,957	3,148	3,273
Total other real estate, net	71,336	28,901	26,132	27,342	24,910
Other NPAs (2)	—	376	—	—	—
Total nonperforming assets	$475,570	$489,824	$524,866	$398,923	$381,387

Nonaccrual loans and leases as a % of total loans and leases	0.61%	0.88%	0.97%	0.74%	0.72%
NPA ratio(3)	0.72	0.93	1.02	0.79	0.77
(NPA+90days)/(Loan+OREO)(4)	0.92	1.12	1.22	1.00	0.98

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Nonperforming assets, beginning of period	$489,824	$524,866	$398,923	$381,387	$396,011
New nonperforming assets	166,966	74,577	240,707	141,862	139,604
Returns to accruing status	(81,086)	(18,648)	(14,289)	(23,199)	(13,641)
Loan and lease losses	(31,500)	(25,420)	(40,465)	(29,394)	(45,667)
Payments	(67,503)	(58,594)	(51,512)	(64,137)	(78,516)
Sales and held-for-sale transfers	(1,131)	(6,957)	(8,498)	(7,596)	(16,404)
Nonperforming assets, end of period	$475,570	$489,824	$524,866	$398,923	$381,387

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets includes certain impaired investment securities.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

(5)	Represents loans from FirstMerit acquisition.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2016	2016	2016	2015	2015
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$20,188	$5,616	$8,032	$8,724	$6,571
Commercial real estate	21,260	10,799	12,694	9,549	12,178
Automobile	7,871	5,452	5,064	7,162	6,873
Residential mortgage (excluding loans guaranteed by the U.S. Government)	15,664	11,383	11,740	14,082	17,492
RV and marine finance	1,043	—	—	—	—
Home equity	12,997	7,579	8,571	9,044	10,764
Other consumer	2,988	1,645	1,868	1,394	1,087
Total, excl. loans guaranteed by the U.S. Government	82,011	42,474	47,969	49,955	54,965
Add: loans guaranteed by U.S. Government	52,665	56,105	57,843	55,835	50,643
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$134,676	$98,579	$105,812	$105,790	$105,608

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.12%	0.08%	0.09%	0.10%	0.11%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.08	0.11	0.11	0.11	0.10
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.20	0.19	0.21	0.21	0.21

Accruing troubled debt restructured loans:
Commercial and industrial	$232,740	$232,112	$205,989	$235,689	$241,327
Commercial real estate	80,553	85,015	108,861	115,074	103,767
Automobile	27,843	25,892	25,856	24,893	24,537
Home equity	275,601 (1)	203,047 (2)	204,244 (2)	199,393 (2)	192,356 (2)
Residential mortgage	251,529	256,859	259,750	264,666	277,154
RV and marine finance	—	—	—	—	—
Other consumer	4,102	4,522	4,768	4,488	4,569
Total accruing troubled debt restructured loans	$872,368	$807,447	$809,468	$844,203	$843,710

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$70,179	$77,592	$83,600	$56,919	$54,933
Commercial real estate	5,672	6,833	14,607	16,617	12,806
Automobile	4,437	4,907	7,407	6,412	5,400
Home equity	28,009 (1)	21,145 (2)	23,211 (2)	20,996 (2)	19,188 (2)
Residential mortgage	62,027	63,638	68,918	71,640	68,577
RV and marine finance	—	—	—	—	—
Other consumer	142	142	191	151	152
Total nonaccruing troubled debt restructured loans	$170,466	$174,257	$197,934	$172,735	$161,056

(1)	Includes TDRs transferred from loans to held-for-sale to loans.

(2)	Excludes TDRs transferred from loans to loans held-for-sale.

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions except per share amounts)	2016	2016	2016	2015	2015
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$10,387	$7,507	$7,158	$6,595	$6,583
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,076)	(971)	(773)	(386)	(386)
Accumulated other comprehensive income offset	172	134	167	226	140
Goodwill and other intangibles, net of related taxes	(2,140)	(700)	(703)	(695)	(697)
Deferred tax assets that arise from tax loss and credit carryforwards	(29)	(21)	(29)	(19)	(15)
Common equity tier 1 capital	7,314	5,949	5,820	5,721	5,625
Additional tier 1 capital
Shareholders’ preferred equity	1,076	971	773	386	386
Qualifying capital instruments subject to phase-out	—	—	—	76	76
Other	(19)	(14)	(19)	(29)	(22)
Tier 1 capital	8,371	6,906	6,574	6,154	6,065
Long-term debt and other tier 2 qualifying instruments	1,036	590	611	563	623
Qualifying allowance for loan and lease losses	705	697	689	670	656
Tier 2 capital	1,741	1,287	1,300	1,233	1,279
Total risk-based capital	$10,112	$8,193	$7,874	$7,387	$7,344
Risk-weighted assets (RWA)(1)	$80,473	$60,717	$59,798	$58,420	$57,839
Common equity tier 1 risk-based capital ratio(1)	9.09%	9.80%	9.73%	9.79%	9.72%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.89	9.55	9.29	8.79	8.85
Tier 1 risk-based capital ratio(1)	10.40	11.37	10.99	10.53	10.49
Total risk-based capital ratio(1)	12.57	13.49	13.17	12.64	12.70
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	8.74	9.60	9.49	9.41	9.48

(1)	September 30, 2016, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Common stock price, per share
High(1)	$10.110	$10.650	$10.810	$11.870	$11.900
Low(1)	8.230	8.045	7.830	10.210	10.000
Close	9.860	8.940	9.540	11.060	10.600
Average closing price	9.522	9.831	9.222	11.177	11.157
Dividends, per share
Cash dividends declared per common share	$0.07	$0.07	$0.07	$0.07	$0.06
Common shares outstanding
Average - basic	938,578	798,167	795,755	796,095	800,883
Average - diluted	952,081	810,371	808,349	810,143	814,326
Ending	1,084,783	799,154	796,689	794,929	796,659
Tangible book value per common share(2)	$6.48	$7.29	$7.12	$6.91	$6.88
Common share repurchases
Number of shares repurchased	—	—	—	2,490	6,764
Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2016	2016	2016	2015	2015
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$10,387	$7,507	$7,158	$6,595	$6,583
Less: goodwill	(2,004)	(677)	(677)	(677)	(677)
Less: other intangible assets	(429)	(48)	(51)	(55)	(59)
Add: related deferred tax liability(2)	150	17	18	19	21
Total tangible equity	8,104	6,799	6,448	5,882	5,868
Less: preferred equity	(1,071)	(971)	(773)	(386)	(386)
Total tangible common equity	$7,033	$5,828	$5,675	$5,496	$5,482
Total assets	$100,765	$73,954	$72,645	$71,018	$70,186
Less: goodwill	(2,004)	(677)	(677)	(677)	(677)
Less: other intangible assets	(429)	(48)	(51)	(55)	(59)
Add: related deferred tax liability(2)	150	17	18	19	21
Total tangible assets	$98,482	$73,246	$71,935	$70,305	$69,471
Tangible equity / tangible asset ratio	8.23%	9.28%	8.96%	8.37%	8.45%
Tangible common equity / tangible asset ratio	7.14	7.96	7.89	7.82	7.89
Other data:
Number of employees (Average full-time equivalent)	14,511	12,363	12,386	12,418	12,367
Number of domestic full-service branches(3)	1,129	772	771	777	756

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (2)
	Nine months ended September 30,		Change
(dollar amounts in millions)	2016	2015	Amount	Percent
Assets
Interest-bearing deposits in banks	$97	$90	$7	8%
Loans held for sale	567	706	(139)	(20)
Securities:
Available-for-sale and other securities:
Taxable	7,781	7,966	(185)	(2)
Tax-exempt	2,576	2,014	562	28
Total available-for-sale and other securities	10,357	9,980	377	4
Trading account securities	43	49	(6)	(12)
Held-to-maturity securities - taxable	5,781	3,299	2,482	75
Total securities	16,181	13,328	2,853	21
Loans and leases:(1)
Commercial:
Commercial and industrial	22,326	19,581	2,745	14
Commercial real estate:
Construction	979	987	(8)	(1)
Commercial	4,621	4,227	394	9
Commercial real estate	5,600	5,214	386	7
Total commercial	27,926	24,795	3,131	13
Consumer:
Automobile	10,430	8,582	1,848	22
Home equity	8,708	8,504	204	2
Residential mortgage	6,406	5,906	500	8
RV and marine finance	307	—	307	N.R.
Other consumer	670	458	212	46
Total consumer	26,521	23,450	3,071	13
Total loans and leases	54,447	48,245	6,202	13
Allowance for loan and lease losses	(614)	(610)	(4)	1
Net loans and leases	53,833	47,635	6,198	13
Total earning assets	71,292	62,369	8,923	14
Cash and due from banks	1,114	1,140	(26)	(2)
Intangible assets	1,003	693	310	45
All other assets	4,446	4,212	234	6
Total assets	$77,241	$67,804	$9,437	14%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$17,634	$16,061	$1,573	10%
Demand deposits - interest-bearing	9,538	6,455	3,083	48
Total demand deposits	27,172	22,516	4,656	21
Money market deposits	19,220	19,228	(8)	—
Savings and other domestic deposits	6,541	5,222	1,319	25
Core certificates of deposit	2,186	2,661	(475)	(18)
Total core deposits	55,119	49,627	5,492	11
Other domestic deposits of $250,000 or more	413	199	214	108
Brokered deposits and negotiable CDs	3,239	2,694	545	20
Deposits in foreign offices	222	537	(315)	(59)
Total deposits	58,993	53,057	5,936	11
Short-term borrowings	1,161	1,623	(462)	(28)
Long-term debt	7,866	5,180	2,686	52
Total interest-bearing liabilities	50,386	43,799	6,587	15
All other liabilities	1,513	1,442	71	5
Shareholders’ equity	7,708	6,502	1,206	19
Total liabilities and shareholders’ equity	$77,241	$67,804	$9,437	14%
N.R. Not relevant

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine months ended September 30,
(dollar amounts in thousands)	2016	2015
Assets
Interest-bearing deposits in banks	$266	$73
Loans held for sale	16,003	18,488
Securities:
Available-for-sale and other securities:
Taxable	138,178	151,522
Tax-exempt	62,727	46,834
Total available-for-sale and other securities	200,905	198,356
Trading account securities	222	387
Held-to-maturity securities - taxable	105,307	61,220
Total securities	306,434	259,963
Loans and leases:
Commercial:
Commercial and industrial	607,158	520,906
Commercial real estate:
Construction	27,295	27,204
Commercial	122,936	111,311
Commercial real estate	150,231	138,515
Total commercial	757,389	659,421
Consumer:
Automobile	252,876	207,056
Home equity	273,365	254,851
Residential mortgage	175,236	164,976
RV and marine finance	13,102	—
Other consumer	52,432	29,230
Total consumer	767,011	656,113
Total loans and leases	1,524,400	1,315,534
Total earning assets	$1,847,103	$1,594,058
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	7,048	2,888
Total demand deposits	7,048	2,888
Money market deposits	34,389	31,861
Savings and other domestic deposits	7,706	5,529
Core certificates of deposit	11,030	15,578
Total core deposits	60,173	55,856
Other domestic deposits of $250,000 or more	1,245	645
Brokered deposits and negotiable CDs	9,939	3,368
Deposits in foreign offices	217	527
Total deposits	71,574	60,396
Short-term borrowings	2,770	1,465
Long-term debt	108,574	54,681
Total interest-bearing liabilities	182,918	116,542
Net interest income	$1,664,185	$1,477,516

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 24 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates(2)
	Nine months ended September 30,
Fully-taxable equivalent basis(1)	2016	2015
Assets
Interest-bearing deposits in banks	0.37%	0.11%
Loans held for sale	3.76	3.49
Securities:
Available-for-sale and other securities:
Taxable	2.37	2.54
Tax-exempt	3.25	3.10
Total available-for-sale and other securities	2.59	2.65
Trading account securities	0.68	1.06
Held-to-maturity securities - taxable	2.43	2.47
Total securities	2.53	2.60
Loans and leases:(3)
Commercial:
Commercial and industrial	3.57	3.51
Commercial real estate:
Construction	3.66	3.64
Commercial	3.50	3.47
Commercial real estate	3.52	3.50
Total commercial	3.56	3.51
Consumer:
Automobile	3.24	3.23
Home equity	4.19	4.01
Residential mortgage	3.65	3.72
RV and marine finance	5.70	—
Other consumer	10.46	8.53
Total consumer	3.86	3.74
Total loans and leases	3.71	3.62
Total earning assets	3.46%	3.42%
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.10	0.06
Total demand deposit	0.03	0.02
Money market deposits	0.24	0.22
Savings and other domestic deposits	0.16	0.14
Core certificates of deposit	0.67	0.78
Total core deposits	0.21	0.22
Other domestic deposits of $250,000 or more	0.40	0.43
Brokered deposits and negotiable CDs	0.41	0.17
Deposits in foreign offices	0.13	0.13
Total deposits	0.23	0.22
Short-term borrowings	0.32	0.12
Long-term debt	1.84	1.40
Total interest bearing liabilities	0.48	0.36
Net interest rate spread	2.98	3.06
Impact of noninterest-bearing funds on margin	0.14	0.11
Net interest margin	3.12%	3.17%

Commercial Loan Derivative Impact
(Unaudited)

	YTD Average Rates
	Nine months ended September 30,
Fully-taxable equivalent basis(1)	2016	2015
Commercial loans(2)(3)	3.50%	3.31%
Impact of commercial loan derivatives	0.06%	0.20%
Total commercial - as reported	3.56%	3.51%

Average 30 day LIBOR	0.46%	0.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 24 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data(1)
(Unaudited)

	Nine months ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2016	2015	Amount	Percent
Interest income	$1,817,255	$1,570,368	$246,887	16%
Interest expense	182,918	116,542	66,376	57
Net interest income	1,634,337	1,453,826	180,511	12
Provision for credit losses	115,896	63,486	52,410	83
Net interest income after provision for credit losses	1,518,441	1,390,340	128,101	9
Service charges on deposit accounts	232,722	207,495	25,227	12
Cards and payment processing income	119,951	105,121	14,830	14
Mortgage banking income	90,737	80,435	10,302	13
Trust services	74,258	80,561	(6,303)	(8)
Insurance income	48,037	49,736	(1,699)	(3)
Brokerage income	44,819	45,743	(924)	(2)
Capital market fees	40,797	39,838	959	2
Bank owned life insurance income	40,500	38,959	1,541	4
Gain on sale of loans	22,166	22,915	(749)	(3)
Securities gains (losses)	1,687	270	1,417	525
Other income	99,720	95,442	4,278	4
Total noninterest income	815,394	766,515	48,879	6
Personnel costs	989,369	833,321	156,048	19
Outside data processing and other services	216,047	167,578	48,469	29
Equipment	105,173	93,246	11,927	13
Net occupancy	103,640	88,942	14,698	17
Marketing	41,479	40,178	1,301	3
Professional services	82,101	37,281	44,820	120
Deposit and other insurance expense	38,335	33,504	4,831	14
Amortization of intangibles	16,357	24,079	(7,722)	(32)
Other expense	134,487	159,013	(24,526)	(15)
Total noninterest expense	1,726,988	1,477,142	249,846	17
Income before income taxes	606,847	679,713	(72,866)	(11)
Provision for income taxes	133,989	165,065	(31,076)	(19)
Net income	472,858	514,648	(41,790)	(8)
Dividends on preferred shares	46,409	23,901	22,508	94
Net income applicable to common shares	$426,449	$490,747	$(64,298)	(13)%
Average common shares - basic	844,167	805,851	38,316	5%
Average common shares - diluted	856,934	819,458	37,476	5
Per common share
Net income - basic	$0.51	$0.61	$(0.10)	(16)
Net income - diluted	0.50	0.60	(0.10)	(17)
Cash dividends declared	0.21	0.18	0.03	17
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,634,337	$1,453,826	$180,511	12
FTE adjustment(2)	29,848	23,690	6,158	26
Net interest income	1,664,185	1,477,516	186,669	13
Noninterest income	815,394	766,515	48,879	6
Total revenue(2)	$2,479,579	$2,244,031	$235,548	10%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Income
(Unaudited)

	Nine months ended September 30,		Change
(dollar amounts in thousands, except as noted)	2016	2015	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$78,136	$66,387	$11,749	18%
Servicing fees	33,803	32,282	1,521	5
Amortization of capitalized servicing	(20,759)	(20,024)	(735)	(4)
Other mortgage banking income	6,785	8,707	(1,922)	(22)
Subtotal	97,965	87,352	10,613	12
MSR valuation adjustment(1)	(24,124)	(8,752)	(15,372)	(176)
Net trading gains (losses) related to MSR hedging	16,896	1,835	15,061	821
Total mortgage banking income	$90,737	$80,435	$10,302	13%

Mortgage originations (in millions)	$4,280	$3,693	$587	16%
Capitalized mortgage servicing rights(2)	156,820	153,532	3,288	2
Total mortgages serviced for others (in millions)(2)	18,631	15,941	2,690	17
MSR % of investor servicing portfolio	0.84%	0.96%	0.01%	(13)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(24,124)	$(8,752)	$(15,372)	(176)%
Net trading gains (losses) related to MSR hedging	16,896	1,835	15,061	821
Net gain (loss) on MSR hedging	$(7,228)	$(6,917)	$(311)	(4)%

N.R.	Not relevant

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine months ended September 30,
(dollar amounts in thousands)	2016	2015
Allowance for loan and lease losses, beginning of period	$597,843	$605,196
Loan and lease losses	(162,505)	(162,920)
Recoveries of loans previously charged off	97,133	96,950
Net loan and lease losses	(65,372)	(65,970)
Provision for loan and lease losses	103,947	60,069
Allowance of assets sold or transferred to loans held for sale	(19,520)	(7,357)
Allowance for loan and lease losses, end of period	616,898	591,938
Allowance for unfunded loan commitments and letters of credit, beginning of period	$72,081	$60,806
Provision for (reduction in) unfunded loan commitments and letters of credit losses	11,949	3,417
Fair value of acquired AULC	4,403	—
Allowance for unfunded loan commitments and letters of credit, end of period	88,433	64,223
Total allowance for credit losses	$705,331	$656,161
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.93%	1.19%
Nonaccrual loans and leases (NALs)	153	166
Nonperforming assets (NPAs)	130	155
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.06%	1.32%
Nonaccrual loans and leases (NALs)	174	184
Nonperforming assets (NPAs)	148	172

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine months ended September 30,
(dollar amounts in thousands)	2016 (2)	2015
Net charge-offs by loan and lease type:
Originated loans
Commercial:
Commercial and industrial	$29,105	$25,672
Commercial real estate:
Construction	(752)	(528)
Commercial	(20,143)	(11,780)
Commercial real estate	(20,895)	(12,308)
Total commercial	8,210	13,364
Consumer:
Automobile	17,679	12,598
Home equity	6,900	15,144
Residential mortgage	4,149	6,968
RV and marine finance	—	—
Other consumer	26,233	17,896
Total consumer	54,961	52,606
Total originated net charge-offs	$63,171	$65,970

Acquired loans (1)
Commercial:
Commercial and industrial	$336
Commercial real estate:
Construction	—
Commercial	48
Commercial real estate	48
Total commercial	384
Consumer:
Automobile	1,180
Home equity	483
Residential mortgage	2
RV and marine finance	106
Other consumer	46
Total consumer	1,817
Total acquired net charge-offs	$2,201

Total Loans
Commercial:
Commercial and industrial	$29,441	$25,672
Commercial real estate:
Construction	(752)	(528)
Commercial	(20,095)	(11,780)
Commercial real estate	(20,847)	(12,308)
Total commercial	8,594	13,364
Consumer:
Automobile	18,859	12,598
Home equity	7,383	15,144
Residential mortgage	4,151	6,968
RV and marine finance	106	—
Other consumer	26,279	17,896
Total consumer	56,778	52,606
Total net charge-offs	$65,372	$65,970

	Nine months ended September 30,
	2016 (2)	2015
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.18%	0.17%
Commercial real estate:
Construction	(0.10)	(0.07)
Commercial	(0.58)	(0.37)
Commercial real estate	(0.50)	(0.31)
Total commercial	0.04	0.07
Consumer:
Automobile	0.24	0.20
Home equity	0.11	0.24
Residential mortgage	0.09	0.16
RV and marine finance	0.05	—
Other consumer	5.23	5.21
Total consumer	0.29	0.30
Net charge-offs as a % of average loans	0.16%	0.18%

(1)	Represents loans from FirstMerit acquisition.

(2)	Amounts presented above exclude write-downs of loans transferred to loans held-for-sale.

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in thousands)	2016	2015
Nonaccrual loans and leases (NALs): (1)
Originated NALs
Commercial and industrial	$211,669	$157,902
Commercial real estate	19,322	27,516
Automobile	4,578	5,551
Residential mortgage	83,916	98,908
RV and marine finance	—	—
Home equity	62,457	66,446
Other consumer	—	154
Total nonaccrual loans and leases	381,942	356,477
Other real estate, net:
Residential	25,912	21,637
Commercial	3,549	3,273
Total other real estate, net	29,461	24,910
Other NPAs(2)	—	—
Total nonperforming assets (4)	$411,403	$381,387

Acquired NALs (5)
Commercial and industrial	$9,193
Commercial real estate	1,978
Automobile	199
Residential mortgage	4,239
RV and marine finance	96
Home equity	6,587
Other consumer	—
Total nonaccrual loans and leases	22,292
Other real estate, net:
Residential	8,509
Commercial	33,366
Total other real estate, net	41,875
Other NPAs(2)	—
Total nonperforming assets (4)	$41,875

Total NALs
Commercial and industrial	$220,862	$157,902
Commercial real estate	21,300	27,516
Automobile	4,777	5,551
Residential mortgage	88,155	98,908
RV and marine finance	96	—
Home equity	69,044	66,446
Other consumer	—	154
Total nonaccrual loans and leases	404,234	356,477
Other real estate, net:
Residential	34,421	21,637
Commercial	36,915	3,273
Total other real estate, net	71,336	24,910
Other NPAs(2)	—	—
Total nonperforming assets (4)	$475,570	$381,387

Nonaccrual loans and leases as a % of total loans and leases	0.61%	0.72%
NPA ratio(3)	0.72	0.77

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	Nine months ended September 30,
(dollar amounts in thousands)	2016	2015
Nonperforming assets, beginning of period	$398,923	$337,723
New nonperforming assets	482,250	427,571
Returns to accruing status	(114,023)	(77,729)
Loan and lease losses	(97,385)	(121,038)
Payments	(177,609)	(147,490)
Sales and held-for-sale transfers	(16,586)	(37,650)
Nonperforming assets, end of period (3)	$475,570	$381,387

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets represent an investment security backed by a municipal bond.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	Nonaccruing troubled debt restructured loans on page 31 are included in the total nonperforming assets balance.

(5)	Represents loans from FirstMerit acquisition.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,
(dollar amounts in thousands)	2016		2015
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$20,188		$6,571
Commercial real estate	21,260		12,178
Automobile	7,871		6,873
Residential mortgage (excluding loans guaranteed by the U.S. Government)	15,664		17,492
RV and marine finance	1,043		—
Home equity	12,997		10,764
Other consumer	2,988		1,087
Total, excl. loans guaranteed by the U.S. Government	82,011		54,965
Add: loans guaranteed by U.S. Government	52,665		50,643
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$134,676		$105,608
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.12%		0.11%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.08		0.10
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.20		0.21
Accruing troubled debt restructured loans:
Commercial and industrial	$232,740		$241,327
Commercial real estate	80,553		103,767
Automobile	27,843		24,537
Home equity	275,601	(1)	192,356	(2)
Residential mortgage	251,529		277,154
RV and marine finance	—		—
Other consumer	4,102		4,569
Total accruing troubled debt restructured loans	$872,368		$843,710
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$70,179		$54,933
Commercial real estate	5,672		12,806
Automobile	4,437		5,400
Home equity	28,009	(1)	19,188	(2)
Residential mortgage	62,027		68,577
RV and marine finance	—		—
Other consumer	142		152
Total nonaccruing troubled debt restructured loans	$170,466		$161,056

(1)	Includes TDRs transferred from loans to held-for-sale to loans.

(2)	Excludes TDRs transferred from loans to loans held-for-sale.